ASA LIMITED

                                     ANNUAL
                                     REPORT


1999

ASA LIMITED

Incorporated in the
Republic of South Africa

(Registration No. 58/01920/06)

ANNUAL REPORT AND
FINANCIAL STATEMENTS

Year ended November 30, 1999

DIRECTORS
Robert J.A. Irwin (U.S.A.)
Henry R. Breck (U.S.A.)
Harry M. Conger (U.S.A.)
Chester A. Crocker (U.S.A.)
Joseph C. Farrell (U.S.A.)
James G. Inglis (South Africa)
Malcolm W. MacNaught (U.S.A.)
Ronald L. McCarthy (South Africa)
Robert A. Pilkington (Great Britain)
A. Michael Rosholt (South Africa)
----------
Wesley A. Stanger, Jr. (Director Emeritus)

CONTENTS
Directors' report 2
Chairman's report 2
Certain investment policies and restrictions 4
Report of independent public accountants 4
Portfolio changes (unaudited) 5
Schedule of investments 6
Statements of assets and liabilities 7
Statements of operations 8
Statements of surplus 9
Statements of changes in net assets 9
Statements of cash flows 10
Supplementary information 10
Notes to financial statements 11
Financial highlights 13
Certain tax information for United States shareholders 14
Dividend reinvestment plan 15

OFFICERS
Robert J.A. Irwin, CHAIRMAN OF THE BOARD AND TREASURER
Ronald L. McCarthy, MANAGING DIRECTOR
Chester A. Crocker, UNITED STATES SECRETARY
Henry R. Breck, ASSISTANT TREASURER
Ranquin Associates, SOUTH AFRICAN SECRETARY

AUDITORS
Arthur Andersen & Co., Johannesburg, South Africa
Arthur Andersen LLP, New York, N.Y., U.S.A.

COUNSEL
Werksmans, Johannesburg, South Africa
Kirkpatrick & Lockhart LLP, New York, N.Y., U.S.A.

CUSTODIAN
The Chase Manhattan Bank, N.A.
Chase Metrotech Center, Brooklyn, N.Y. 11245, U.S.A.

SHAREHOLDER SERVICES
LGN Associates
Florham Park, NJ, USA
(973) 377-3535

SUBCUSTODIAN
Standard Bank of South Africa Limited
Johannesburg, South Africa

REGISTERED OFFICE
36 Wierda Road West, Sandton 2196,
South Africa
Website-HTTP://WWW.ASALTD.COM

TRANSFER AGENT
EquiServe-First Chicago Trust Division
P.O. Box 2500, Jersey City, NJ 07303-2500, U.S.A.

SOUTH AFRICAN SECRETARY
Ranquin Associates
Sandton 2196, South Africa

COPIES OF THE QUARTERLY AND ANNUAL REPORTS OF THE COMPANY AND THE LATEST VALUATION OF NET ASSETS PER SHARE MAY BE REQUESTED FROM THE COMPANY, AT ITS REGISTERED OFFICE (011) 784-0500/1/2, OR FROM LGN ASSOCIATES, LAWRENCE G. NARDOLILLO, C.P. A., P.O. BOX 269, FLORHAM PARK, NEW JERSEY 07932 (973)
377-3535. SHAREHOLDERS ARE REMINDED TO NOTIFY EQUISERVE-FIRST CHICAGO TRUST DIVISION OF ANY CHANGE OF ADDRESS.

DIRECTORS' REPORT

The Directors submit herewith their report together with audited financial statements for the fiscal years ended November 30, 1999 and 1998. The U.S. dollar amounts, which are shown solely for the convenience of United States shareholders, are based on the rates of exchange that were in effect during the periods covered, as more fully explained in Note 1 of the notes to financial statements on page 11.

     In addition to the financial statements are statements setting forth: (1) certain investment policies and restrictions, (2) portfolio changes during the year, (3) financial highlights for the fiscal years ended 1995 through 1999, (4) certain tax information for United States shareholders and (5) information regarding the Company's dividend reinvestment plan.

     ASA Limited is incorporated in the Republic of South Africa and consequently values its investments at Johannesburg Stock Exchange share prices translated into U.S. dollars at the rand exchange rate. (See Notes (l)B and (3) to the financial statements for additional information.)

     At November 30, 1999 the Company's net assets, including investments valued at Johannesburg Stock Exchange quotations, were equivalent to R138.62 ($22.51) per share. The closing price of our Company's stock was $19.125 per share at November 30, 1999, which represented a 15% discount to the net asset value. This compares with R108.18 ($19.01) per share, at November 30, 1998 at which time the closing price was $19.125, a premium of .6% to the net asset value.

     Net investment income for the fiscal year ended November 30, 1999 was equivalent to R3.56 ($.58) per share, as compared to R3.59 ($.66) per share for the year ended November 30, 1998. Net realized gains from investments were R3.76 ($.62) per share for the fiscal year ended November 30, 1999 as compared to R1.91 ($0.32) per share for the fiscal year ended November 30, 1998. Net realized gain (loss) from foreign currency transactions was R.14 (($.95)) per share for the year ended November 30, 1999 as compared to R.19 (($.11)) per share for the fiscal year ended November 30, 1998.

     The Company paid dividends in U.S. currency during the fiscal year ended November 30, 1999 in the aggregate amount of R3.69 ($.60) per share. For the fiscal year ended November 30, 1998, the dividend payments totaled R4.41 ($.80) per share. (See Certain tax information for United States shareholders (pages 14 and 15) for further comments.)

CHAIRMAN'S REPORT

THE GOLD BULLION MARKET

     Early in the year the market was focusing on the likelihood of further official sector gold sales with sentiment reaching a low in July when prices hovered in the low $250 per ounce range. This followed the surprising announcement in May by the Bank of England (BoE) stating its intention to offer for sale approximately 415 tons of gold, 125 tons of it to be auctioned off in 25 ton lots every other month starting July 6th.

     Then a remarkable shift in sentiment broke a seemingly inexorable downward trend. On September 21st the second of the BoE gold sales was eight times oversubscribed, with the deal being done at $255.75 per ounce. Gold Fields Limited bought 12.5% of the 25 tons (804,000 ounces), enabling it to close out certain forward-sale contracts.

     This was followed five days later by a joint announcement, by 15 European central banks, of a moratorium on gold sales above 2,000 tons over the next five years. The sales already announced by the BoE and the Swiss National Bank which plans to sell about 1,300 tons, are permitted under this agreement, although total annual sales are not to exceed 400 tons. Simultaneously, the same banks announced self-imposed limits on lending and option-related activities over the same time period. Even though the permitted gold sales under this agreement exceed the annual average of 397 tons during the 1990's it removes some of the unpredictability in central bank sales. The limitations on central bank lending should tend to contain speculation against gold and hedging by producers. Haruko Fukuda, Executive Director of the World Gold Council declared in a speech on October 18th, because of this agreement, "a new era dawned for gold."

     In addition to the boost to market sentiment, the IMF formally approved plans to revalue up to 14 million ounces of the IMF's gold reserves to fund debt relief for the world's poorest countries. This plan supersedes the IMF's original plan to sell up to 10 million ounces of gold reserves into the market, which drew international protest. In a response to all this positive news, the gold price spiked to $335 per ounce and then settled back to a level below $300.

     These developments are and should remain positive for the gold price outlook. However, the third BoE gold sale on November 29th was only 2.1 times oversubscribed and the bidding level was disappointing. The gold market was also discouraged by the November announcement by the Dutch Central Bank of their plans to sell 300 tons of gold over the next five years, the forthcoming sales by the Swiss, and the report of an 80 ton sale by the Russians. As the year draws to a close gold is trading close to its price of $287.45 on December 31, 1998.

THE GOLD SHARE  MARKET

     The weak gold price during the first half of calendar 1999 was not good for gold mining shares. The Johannesburg Stock Exchange All Gold Index traded for much of the year below 1000. With the improved gold price outlook following the successful September BoE auction and the announcement by the 15 Central Banks, the All Gold Index spiked to 1424. At the end of November the All Gold Index stood at 1110, some 7% higher than twelve months previously, although in dollar terms the index was 1.63% lower

     ASA gold assets reacted well in Rand currency terms and were up 12% over the same period. In US dollars, however, the increase was somewhat lower at 4%. Net assets increased by 28% in Rand and 18% in Dollar terms, being boosted by the outstanding performance of the platinum and the diamond assets. Unfortunately, most of the appreciation in our net asset value per share was offset as the market value of our shares moved from a premium of .6% at the beginning of our fiscal year to a discount of 15% on November 30, 1999.

THE SOUTH AFRICAN GOLD MINING INDUSTRY

     Gold mining companies, under pressure from a reduced gold price, have continued to restructure to enhance profitability. Quarter after quarter impressive reductions in costs have been seen. Ongoing fundamental restructuring continues to make the industry much more robust and profitable. In addition to the innovative but also sometimes "back to basics" approach being implemented, the synergies that are being unlocked in terms of the mineral rights swaps and even the cleaning up of ownership structures is unlocking value. A number of cooperative and well-constructed deals have been done over the past year, most notably by Anglogold and Gold Fields.

     In particular, Anglogold sold its stake in Driefontein to Gold Fields for R1.3 billion. Driefontein was then used as the vehicle for the "new" Gold Fields Limited and its name was changed to Gold Fields Limited. ASA now has a significant part of its gold related holdings in the stock of these two mining giants.

     While these companies will continue to rationalise and optimise the large and profitable operating bases they have in South Africa, they will continue to look for opportunities internationally. Anglogold's recent bid for the Australian producer Acacia Resources is a good example. If the bid is successful, Anglogold will then be well represented in all the major gold producing regions of the world and will be one of the few truly global producers.

LABOR RELATIONS

     The continued rationalisation of the gold industry has resulted in a large number of job losses. Nevertheless, the pro-active nature in which the government, the producers and the unions have worked together has resulted in very little labor unrest.

     A trend to emerge this year has also been an increased effort by the producers to put social programs in place that will help to minimize the impact of the job losses on the community. Whenever possible, workers are retrained in other skills as well as being assisted in small business initiatives.

PORTFOLIO  RESTRUCTURING

     Over the past year, the shares in Polifin, Sasol, and Minorco were sold. The weighting of Canadian Gold Mines was increased and a small position in Ashanti Goldfields, a Ghanaian gold mining company, was added in order to continue our diversification away from the very heavy concentration in South African shares. However, the unexpected spike in the gold price during September highlighted the precarious forward-sale hedging position of Ashanti and prior to year-end the holding was sold. A position in Harmony Gold Mining Company Limited was subsequently initiated. Harmony was established in 1950 and since 1997 has restructured itself to become a profitable, major independent South African gold mining company, with an international portfolio of interests.

     During the year under review, Franco and Euro Nevada merged to form Franco-Nevada Mining Corporation Limited. The combined company has a portfolio of over sixty royalty interests, spanning six countries. With a market capitalization of over $2.6 billion, it ranks as the fifth largest gold company in the world.

     ASA continues to have approximately one third of its total assets invested in non-gold investments such as Anglo American Platinum Corporation Limited, Impala Platinum Holdings Limited, Anglo American Corporation PLC. And De Beers Consolidated Mines Limited/Centenary AG. Demand for platinum has been significant in world markets during the year, and the major producers have been realizing very favorable prices. Higher prices for platinum, however, invariably raise the spectre of possible substitutes, which in turn, would have a restraining effect in the market place on any excessive price increases. A further unknown is Russian inventory holdings and the uncertainty of their timing in bringing the metal to market.

     De Beers Consolidated Mines has enjoyed a most profitable year with sales out of the Central Selling Organization (CSO) improving by more than 55% for 1999 compared to 1998. Prospects for the Millennium year are also bright and a record turnover in diamond sales is forecast.

ECONOMIC ENVIRONMENT

     South Africa's financial markets have benefited from a more stable global and emerging market environment. The rapid unwinding of crisis level interest rates, particularly in the first half of 1999, has virtually guaranteed the local economy a "soft landing" this year, and the prospect of accelerated growth next year.

     This view is all the more likely given the improvement in the gold price, as gold accounts for 13% of total exports and 3.25% of GDP. This outlook is also supported by evidence of the changing composition of local economic output, as revealed in GDP revisions earlier this year. The economy is becoming more services-based and, thus, more resilient to large swings in interest rates, fluctuating commodity prices and the effect of weather on agricultural production.

     The Treasury's official forecast is for 3.5% growth, which should boost business and consumer confidence. However, at least this rate of growth is necessary for the next several years before any meaningful gain in real living standards can be achieved. Real investment by both domestic and foreign investors must be encouraged and accelerated growth will help.

     In spite of a growth rate below the targeted 6%, envisioned by the "Growth, Employment and Redistribution Program (GEAR)," much has been accomplished. This includes 700,000 new houses, which have been built since the new government came to power. A million homes have been electrified and almost everyone now has clean water. The economy has demonstrated an amazing resiliency. It has weathered the 1998 Asian financial crisis, the value of its currency has stabilized, the government has been slowly unwinding exchange controls, the budget deficit has shrunk to almost 3% of GDP and inflation has been contained. Foreign debt is at a manageable level and the government appears stable. Thus challenges remain, but progress has been encouraging.

YEAR 2000 COMPLIANCE

     The financial impact to the Company has not been and is not anticipated to be material to its financial position or results of operations in any given year.

                                     * * *

     THE ANNUAL MEETING OF SHAREHOLDERS WILL BE HELD ON FRIDAY, FEBRUARY 4, 2000 AT 10:00 A.M. AT THE PARK LANE HOTEL, 36 CENTRAL PARK SOUTH, NEW YORK, NEW YORK USA. WE LOOK FORWARD TO HAVING YOU IN ATTENDANCE.

         ROBERT J.A. IRWIN, CHAIRMAN OF THE BOARD
         AND TREASURER

CERTAIN INVESTMENT POLICIES AND RESTRICTIONS

The following is a summary of certain of the Company's investment policies and restrictions and is subject to the more complete statements contained in the Company's Memorandum of Association (Charter), Articles of Association (By-Laws) and Registration Statement under the United States Investment Company Act of 1940, each as amended:

1. To invest over 50 per cent in value of its assets in common shares (or securities convertible into common shares) of gold mining companies in South Africa;

2. To invest substantially the remainder of its assets, subject to the following notes, in common shares (or securities convertible into common shares) of other companies in South Africa; except, in the case of both 1 and 2, for temporary holdings of cash, cash equivalents or securities of, or guaranteed by, the Government of South Africa or an instrumentality thereof;

3. Not to invest in securities of any issuer if as a result over 20 per cent in value of the Company's assets would at the time be invested in securities of such issuer provided that no more than 40 per cent of the Company's assets would at the time be invested in securities of issuers, each of which exceeds 10 per cent of such value;

4. Not to invest in securities of any issuer which has a record of less than three years' continuous operation if as a result over 10 per cent in value of the Company's assets would at the time be invested in securities of all such issuers;

5. Not to invest in securities of any class of any issuer (except securities of or guaranteed by the Government of South Africa or an instrumentality thereof) if as a result the Company would at the time own over 10 per cent of such securities outstanding;

6. Not to invest in securities of any issuer if officers and directors of the Company, owning in each case over one-half of 1 per cent of the securities of such issuer, together own over 5 per cent of the securities of such issuer; and

7. Not to purchase any  securities  on margin or to sell any  securities  short.

NOTE A. In April 1969, the shareholders approved an amendment of the Company's Registration Statement to permit the Company to invest up to 20 per cent of the value of its total assets in common shares (or securities convertible into common shares) of companies primarily engaged outside of South Africa in extractive or related industries or in the holding or development of real estate, provided that such amendment should not change the policy set forth in 1 above. The implementation of this amendment required the approval of the South African Exchange Control Authorities.

NOTE B. The Company is also permitted by its Registration Statement to hold up to 25 per cent in value of its assets in gold or gold certificates.
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and the Board of
Directors of ASA Limited:

     We have audited the accompanying statements of assets and liabilities of ASA Limited (incorporated in the Republic of South Africa) as of November 30, 1999 and 1998, including the schedule of investments as of November 30, 1999, the related statements of operations, surplus, changes in net assets and cash flows and supplementary information for each of the two years in the period ended November 30, 1999, and the financial highlights for each of the five years in the period then ended. These financial statements, financial highlights and supplementary information are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements, financial highlights and supplementary information based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights and supplementary information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, financial highlights and supplementary information. Our procedures included the physical examination or confirmation of securities owned as of November 30, 1999 and 1998, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements, financial highlights and supplementary information referred to above present fairly, in all material respects, the financial position of ASA Limited as of November 30, 1999 and 1998, the results of its operations, its cash flows, the changes in its net assets and supplementary information for each of the two years in the period ended November 30, 1999 and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Arthur Andersen & Co.
Johannesburg, South Africa

                                        Arthur Andersen LLP
December 17, 1999                       New York, N.Y., U.S.A.

[The following table represents a chart in the printed piece.]

JSE ACTUARIES GOLD SHARE INDEX: Monthly average prices (rand)

11/30/96        1524.1
12/31/96        1495.3
01/31/97        1350
02/28/97        1565.8
03/31/97        1301.6
04/30/97        1235
05/31/97        1174.2
06/30/97        994.8
07/31/97        969.8
08/31/97       1016.2
09/30/97        942.9
10/31/97        896.2
11/30/97        727.2

12/31/97        840.1
01/31/98        881.1
02/28/98        782.1
03/31/98        753.3
04/30/98       1101.5
05/31/98        934
06/30/98        804.8
07/31/98        985.2
08/31/98        749.2
09/30/98       1053.3
10/31/98       1060.9
11/30/98       1032.2

12/31/98        866.9
01/31/99        934.5
02/28/99        847.5
03/31/99        899
04/30/99       1022.3
05/31/99        855.3
06/30/99        861
07/31/99        863.0
08/31/99        983.9
09/30/99       1034.1
10/31/99       1198.5
11/30/99       1175.3

[The following table represents a chart in the printed piece.]

LONDON FREE MARKET GOLD PRICE: Monthly average $ per ounce

11/29/96    371.30
12/30/96    369.25
01/31/97    345.50
02/28/97    358.60
03/27/97    348.10
04/30/97    340.15
05/30/97    345.60
06/30/97    334.55
07/31/97    326.35
08/29/97    325.35
09/30/97    332.10
10/30/97    316.75
11/28/97    296.80
12/31/97    289.80

01/30/98    304.85
02/27/98    297.40
03/31/98    301.00
04/30/98    310.70
05/29/98    292.40
06/30/98    296.30
07/31/98    288.85
08/28/98    273.40
09/30/98    293.85
10/30/98    292.30
11/30/98    294.70
12/31/98    287.45

01/28/99    285.40
02/26/99    287.05
03/31/99    279.45
04/30/99    286.60
05/28/99    268.60
06/30/99    261.00
07/30/99    255.60
08/31/99    254.80
09/30/99    299.00
10/29/99    299.10
11/30/99    291.35

================================================================================
PORTFOLIO CHANGES (UNAUDITED)                              NUMBER OF SHARES
                                                       -------------------------
NET CHANGES DURING THE YEAR ENDED NOVEMBER 30, 1999     INCREASE      DECREASE
                                                       ----------    -----------

ORDINARY SHARES OF GOLD MINING COMPANIES
Gold Fields Limited(2)                                 7 905 315
Ashanti Goldfields GDS                                   306 500        306 500
Barrick Gold Corporation                                 132 000
Euro Nevada Mining Corporation(1)                        284 000        398 000
Franco-Nevada Mining Company Limited(3)                  306 460
Harmony Gold Mining Company Limited                      152 000
Placer Dome Incorporated                                 155 000
Driefontein Consolidated Limited(2)                                   6 316 000

ORDINARY SHARES OF OTHER COMPANIES
De Beers Consolidated Mines Limited/Centenary AG                        200 000
Minorco Societe Anonyme                                                 100 000
Polifin Limited                                                         281 250
Randfontein Estates-options                                              61 339
Sasol Limited                                                         1 798 300

----------
(1) Shares exchanged for Franco-Nevada Mining Company Limited -- September, 1999
(2) Shares received in connection with merger of Driefontein Consolidated Limited -- May, 1999
(3) Shares for exchange from Euro Nevada Mining Corporation -- September, 1999

SCHEDULE OF INVESTMENTS
(NOTE 1)

November 30, 1999

----------------------------------------------------------------------------------------------------------------------------------
                                                                   Number of         South African    United States     Percent of
Name of Company                                                       Shares                  Rand          Dollars     Net assets
----------------------------------------------------------------------------------------------------------------------------------
ORDINARY SHARES OF GOLD MINING COMPANIES
SOUTH AFRICAN GOLD MINES
Western Areas Gold Mining Company Limited                             600 300     R     9 484 740                         .7%
Anglogold Limited                                                   1 194 947         376 408 305                       28.3
Gold Fields Limited                                                10 794 979         299 560 667                       22.5
Harmony Gold Mining Company Limited                                   152 000           6 080 000                         .5
----------------------------------------------------------------------------------------------------------------------------------
                                                                                      691 533 712     $112 261 966      52.0
----------------------------------------------------------------------------------------------------------------------------------
CANADIAN GOLD MINES
Barrick Gold Corporation                                              282 000          31 268 160                        2.4
Placer Dome Incorporated                                              365 312          25 597 411                        1.9
Franco Nevada Mining Corporation Limited                              306 460          34 672 884                        2.6
----------------------------------------------------------------------------------------------------------------------------------
                                                                                       91 538 455       14 860 139       6.9
----------------------------------------------------------------------------------------------------------------------------------
OPTIONS
Randfontein Estates                                                    16 700              25 885            4 202        --
----------------------------------------------------------------------------------------------------------------------------------
                                                                                      783 098 052      127 126 307      58.9
----------------------------------------------------------------------------------------------------------------------------------
ORDINARY SHARES OF OTHER COMPANIES
Anglo American Corporation PLC                                        320 000         115 904 000                        8.7
De Beers Consolidated Mines Limited/Centenary AG                    1 001 300         167 217 100                       12.6
Impala Platinum Holdings Limited                                      262 700          59 107 500                        4.4
Anglo American Platinum Corporation Limited                         1 014 800         187 738 000                       14.1
----------------------------------------------------------------------------------------------------------------------------------
                                                                                      529 966 600       86 033 539      39.8
----------------------------------------------------------------------------------------------------------------------------------
Total Investments, at Market Value                                                  1 313 064 652      213 159 846      98.7
CASH AND OTHER ASSETS LESS PAYABLES                                                    17 713 891        2 891 602       1.3
----------------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                                                  R 1 330 778 543     $216 051 448     100.0%
----------------------------------------------------------------------------------------------------------------------------------

The notes to the financial statements form an integral part of this schedule.

The Company's accounts are maintained in rand, the currency of the Republic of South Africa. U.S. dollar amounts are shown solely for the convenience of United States shareholders. There is no assurance that the valuations at which the Company's investments are carried could be realized upon sale.

================================================================================

STATEMENTS OF ASSETS AND LIABILITIES

November 30, 1999 and 1998

----------------------------------------------------------------------------------------------------------------------------------
                                                                          1999                                  1998
                                                           South African       United States       South African     United States
ASSETS                                                              Rand             Dollars                Rand           Dollars
----------------------------------------------------------------------------------------------------------------------------------
Investments, at market value (Note 1)
 Gold mining companies--
  Cost R 198 285 731 ($92 323 036) in 1999
       R 136 695 947 ($82 300 179) in 1998                R   783 098 052       $127 126 307      R   697 032 421     $122 501 304
 Other companies--
  Cost R 80 132 354 ($34 342 056) in 1999
       R 107 238 657 ($47 791 939) in 1998                    529 966 600         86 033 539           57 237 362      325 680 591
----------------------------------------------------------------------------------------------------------------------------------
                                                            1 313 064 652        213 159 846        1 022 713 012      179 738 666
Cash in banks                                                   6 424 960          1 043 013           15 623 284        2 745 743
Bank time deposits                                              9 240 000          1 500 000                   --               --
Receivable for securities sold                                  6 511 139          1 057 003              297 248           52 240
Dividends and interest receivable                               2 519 689            409 041              207 615           36 487
Other assets                                                      363 705             75 013              472 624           93 201
----------------------------------------------------------------------------------------------------------------------------------
Total assets                                                1 338 124 145        217 243 916        1 039 313 783      182 666 337
----------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
--------------------------------------------------------------------------------
Accounts payable and accrued liabilities                          756 448            122 800              778 392          136 800
Payable for securities purchased                                6 589 154          1 069 668                   --               --
----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                               7 345 602          1 192 468              778 392          136 800
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (SHAREHOLDERS' INVESTMENT)
----------------------------------------------------------------------------------------------------------------------------------
Ordinary (common) shares R 0.25 nominal (par) value
 Authorized: 24 000 000 shares
 Issued and Outstanding: 9 600 000 shares                       2 400 000          3 360 000            2 400 000        3 360 000
Share premium (capital surplus)                                19 636 586         27 489 156           19 636 586       27 489 156
Undistributed net investment income                            19 424 305         56 205 253           20 681 662       56 403 698
Undistributed net realized gain (loss)
 from foreign currency transactions                             5 605 568        (28 247 288)           4 228 205      (19 096 561)
Undistributed net realized gain on investments                243 499 635         71 253 751          207 371 759       65 271 491
Net unrealized appreciation on investments                  1 034 686 836         86 494 686          778 778 375       49 646 548
Net unrealized appreciation (depreciation)
 on translation of assets and liabilities
 in foreign currency                                            5 525 613           (504 110)           5 438 804         (544 795)
----------------------------------------------------------------------------------------------------------------------------------
Net assets                                                R 1 330 778 543       $216 051 448      R 1 038 535 391     $182 529 537
----------------------------------------------------------------------------------------------------------------------------------
Net assets per share                                      R        138.62       $      22.51      R        108.18     $      19.01
----------------------------------------------------------------------------------------------------------------------------------

The closing price of the company's shares on the New York Stock
Exchange was $19.125 per share on November 30, 1999 and $19.125 per share on November 30, 1998.

The notes to the financial statements form an integral part of these statements.

ROBERT J.A. IRWIN, CHAIRMAN OF THE BOARD
RONALD L. MCCARTHY, MANAGING DIRECTOR

STATEMENTS OF OPERATIONS

Years ended November 30, 1999 and 1998

----------------------------------------------------------------------------------------------------------------------------------
                                                                               1999                              1998
                                                                   South African   United States     South African   United States
                                                                            Rand         Dollars              Rand         Dollars
----------------------------------------------------------------------------------------------------------------------------------
Investment income
 Dividends                                                         R  44 682 352     $ 7 287 594      R 44 850 804      $8 204 192
 Interest                                                              2 108 300         344 556         1 446 613         264 687
----------------------------------------------------------------------------------------------------------------------------------
                                                                      46 790 652       7 632 150        46 297 417       8 468 879
----------------------------------------------------------------------------------------------------------------------------------
Expenses
 Shareholders' report and proxy expenses                                 706 872         117 300         1 032 241         197 313
 Directors' fees and expenses                                          2 786 996         456 603         2 305 300         419 041
 Salaries                                                              2 090 196         344 388         1 933 100         359 046
 Other administrative expenses                                         2 101 423         347 333         1 878 190         346 208
 Transfer agent, registrar and custodian                                 650 306         106 036           583 890         107 026
 Professional fees and expenses                                        1 113 856         182 484           830 044         146 399
 Insurance                                                               531 393          87 505           718 769         130 726
 Contributions                                                           424 610          69 281           423 250          74 078
 Other                                                                 2 189 557         359 665         2 094 685         392 534
----------------------------------------------------------------------------------------------------------------------------------
                                                                      12 595 209       2 070 595        11 799 469       2 172 371
----------------------------------------------------------------------------------------------------------------------------------
 Net investment income                                                34 195 443       5 561 555        34 497 948       6 296 508
----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) from
  investments  and foreign  currency transactions
Net realized gain from investments
  Proceeds from sales                                                 75 502 788      12 461 594        19 797 718       3 345 866
  Cost of securities sold                                             39 374 912       6 479 334         1 484 561         249 588
----------------------------------------------------------------------------------------------------------------------------------
Net realized gain from investments                                    36 127 876       5 982 260        18 313 157       3 096 278
----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) from foreign currency transactions
  Investments                                                                 --     (9 000 638)                --      (1 123 123)
  Foreign currency transactions                                        1 377 363       (150 089)         1 807 383          51 703
----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) from foreign currency transactions            1 377 363     (9 150 727)         1 807 383      (1 071 420)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in unrealized appreciation on investments
  Balance, beginning of year                                         778 778 375      49 646 548       705 737 193      63 834 015
  Balance, end of year                                             1 034 686 836      86 494 686       778 778 375      49 646 548
----------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease)                                                  255 908 461      36 848 138        73 041 182     (14 187 467)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in unrealized appreciation (depreciation)
  on translation of assets and liabilities in foreign currency            86 809          40 685          (842 799)       (225 096)
----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) from investments
  and foreign currency transactions                                  293 500 509      33 720 356        92 318 923     (12 387 705)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    R 327 695 952     $39 281 911     R 126 816 871     $(6 091 197)
----------------------------------------------------------------------------------------------------------------------------------

The notes to the financial statements form an integral part of these statements.

STATEMENTS OF SURPLUS AND STATEMENTS OF CHANGES IN NET ASSETS

Years ended November 30, 1999 and 1998

-----------------------------------------------------------------------------------------------------------------------------------
                                                                           1999                                 1998
                                                              South African     United States     South African       United States
STATEMENTS OF SURPLUS                                                  Rand           Dollars              Rand             Dollars
-----------------------------------------------------------------------------------------------------------------------------------
Share premium (capital surplus)
  Balance, beginning and end of year                         R    19 636 586      $ 27 489 156     R  19 636 586       $ 27 489 156
-----------------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income
 Balance, beginning of year                                  R    20 681 662      $ 56 403 698     R  28 481 314       $ 57 787 190
 Net investment income for the year                               34 195 443         5 561 555        34 497 948          6 296 508
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  54 877 105        61 965 253        62 979 262         64 083 698
Dividends paid                                                  (35 452 800)        (5 760 000)      (42 297 600)        (7 680 000)
-----------------------------------------------------------------------------------------------------------------------------------
Balance, end of year                                         R    19 424 305      $ 56 205 253     R  20 681 662       $ 56 403 698
-----------------------------------------------------------------------------------------------------------------------------------
Undistributed net realized gain (loss)
 from foreign currency transactions
  Balance, beginning of year                                     R 4 228 205      $(19 096 561)    R   2 420 822       $(18 025 141)
  Net realized gain (loss) for the year                            1 377 363        (9 150 727)        1 807 383         (1 071 420)
-----------------------------------------------------------------------------------------------------------------------------------
  Balance, end of year                                           R 5 605 568      $(28 247 288)    R   4 228 205       $(19 096 561)
-----------------------------------------------------------------------------------------------------------------------------------
Undistributed net realized gain on investments
  (Computed on identified cost basis)
  Balance, beginning of year                                 R   207 371 759      $ 65 271 491     R 189 058 602       $ 62 175 213
  Net realized gain for the year                                  36 127 876         5 982 260        18 313 157          3 096 278
-----------------------------------------------------------------------------------------------------------------------------------
 Balance, end of year                                        R   243 499 635      $ 71 253 751     R 207 371 759       $ 65 271 491
-----------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments
  Balance, beginning of year                                 R   778 778 375      $ 49 646 548     R 705 737 193       $ 63 834 015
  Increase (decrease) for the year                               255 908 461        36 848 138        73 041 182        (14 187 467)
-----------------------------------------------------------------------------------------------------------------------------------
 Balance, end of year                                        R 1 034 686 836      $ 86 494 686     R 778 778 375       $ 49 646 548
-----------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
 on translation of assets
 and liabilities in foreign currency
  Balance, beginning of year                                 R     5 438 804      $   (544 795)    R   6 281 603        $  (319 699)
  Net unrealized appreciation (depreciation) for the year             86 809            40 685          (842 799           (225 096)
-----------------------------------------------------------------------------------------------------------------------------------
   Balance, end of year                                      R     5 525 613      $   (504 110)    R   5 438 804        $  (544 795)
===================================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                                            1999                                 1998
                                                               South African     United States     South African      United States
STATEMENTS OF CHANGES IN NET ASSETS                                     Rand           Dollars              Rand            Dollars
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                        R    34 195 443      $  5 561 555   R    34 497 948      $   6 296 508
Net realized gain from investments                                36 127 876         5 982 260        18 313 157          3 096 278
Net realized gain (loss) from foreign currency transactions        1 377 363        (9 150 727)        1 807 383         (1 071 420)
Net increase (decrease) in unrealized appreciation
 on investments                                                  255 908 461        36 848 138        73 041 182        (14 187 467)
Net unrealized appreciation (depreciation) on translation
 of assets and liabilities in foreign currency                        86 809            40 685          (842 799)          (225 096)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                 327 695 952        39 281 911       126 816 871         (6 091 197)
Dividends paid                                                   (35 452 800)       (5 760 000)      (42 297 600)        (7 680 000)
-----------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease)  292 243 152                            33 521 911        84 519 271      (13 771 197)
Net assets, beginning of year                                  1 038 535 391       182 529 537       954 016 120        196 300 734
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year                                      R 1 330 778 543      $216 051 448   R 1 038 535 391      $ 182 529 537
-----------------------------------------------------------------------------------------------------------------------------------

The notes to the financial statements form an integral part of these statements.

STATEMENTS OF CASH FLOWS

Years ended November 30, 1999 and 1998

-----------------------------------------------------------------------------------------------------------------------------------
                                                                            1999                                1998
                                                               South African     United States     South African      United States
                                                                        Rand           Dollars              Rand            Dollars
-----------------------------------------------------------------------------------------------------------------------------------
OPERATING ACTIVITIES
Interest and dividends                                          R 46 790 652      $  7 632 150      R 46 297 417         $8 468 879
Operating expenses                                               (12 595 209)       (2 070 595)      (11 799 469)        (2 172 371)
Unrealized exchange gains (losses)                                    86 809            40 685          (842 799)          (225 096)
Realized exchange gains (losses)                                   1 377 363        (9 150 727)        1 807 383         (1 071 420)
(Increase) in receivable for securities sold                      (6 213 891)       (1 004 763)         (297 248)           (52 240)
(Increase) decrease in dividends and interest receivable          (2 312 074)         (372 554)          670 139            144 120
(Increase) decrease in other assets                                  108 919            18 188          (266 076)           (49 581)
Increase in accounts payable and accrued liabilities               6 567 210         1 055 668           134 379              4 287
-----------------------------------------------------------------------------------------------------------------------------------
Net cash provided by (used in) operating activities               33 809 779       (3 851 948)        35 703 726          5 046 578
-----------------------------------------------------------------------------------------------------------------------------------
INVESTING ACTIVITIES
Investments acquired                                             (73 818 091)      (12 053 014)      (11 759 628)        (2 007 329)
Proceeds from disposal of investments                             75 502 788        12 461 594        19 797 718          3 345 866
Adjustments to cost for realized foreign exchange differences             --         9 000 638                --          1 123 123
-----------------------------------------------------------------------------------------------------------------------------------
Net cash provided by investing activities                          1 684 697         9 409 218         8 038 090          2 461 660
-----------------------------------------------------------------------------------------------------------------------------------
FINANCING ACTIVITY
Dividends paid                                                   (35 452 800)       (5 760 000)      (42 297 600)        (7 680 000)
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in cash in banks                              (9 198 324)       (1 702 730)        9 220 216          1 428 238
Increase (decrease) in bank time deposits                          9 240 000         1 500 000        (7 776 000)        (1 600 000)
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN AVAILABLE CASH                           R     41 676      $  (202 730)      R  1 444 216         $ (171 762)
-----------------------------------------------------------------------------------------------------------------------------------

SUPPLEMENTARY INFORMATION

Years ended November 30, 1999 and 1998

-----------------------------------------------------------------------------------------------------------------------------------
                                                                            1999                                 1998
                                                               South African     United States     South African      United States
CERTAIN FEES INCURRED BY THE COMPANY                                    Rand           Dollars              Rand            Dollars
-----------------------------------------------------------------------------------------------------------------------------------
Directors' fees                                                 R  1 356 952      $    222 750      R  1 141 138         $  207 250
Officers' salaries                                                 1 352 393           222 485         1 259 175            234 987
Arthur Andersen (Auditors)                                           352 004            58 223           308 164             58 711
Ranquin Associates (South African Secretary)                         575 700            95 212           522 500             96 434
-----------------------------------------------------------------------------------------------------------------------------------

The notes to the financial statements form an integral part of these statements.

Years ended November 30, 1999 and 1998

1 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES The following is a summary of the Company's significant accounting policies:

A INVESTMENTS

Security transactions are recorded on the respective trade dates. Securities owned are reflected in the accompanying financial statements at quoted market value. The difference between cost and current market value is reflected separately as unrealized appreciation (depreciation) on investments. The net realized gain or loss from the sale of securities is determined for accounting purposes on the basis of the cost of specific certificates.

     Substantially all shares in the Company's portfolio are traded on the Johannesburg Stock Exchange. The Company cannot trade in securities markets other than the Johannesburg Stock Exchange without permission of the South African Exchange Control Authorities.

     Quoted market value of those shares traded on the Johannesburg Stock Exchange or other stock exchanges, as applicable, represents the last recorded sales price on the financial statement date, or the mean between the closing bid and asked prices of those securities not traded on that date. In the event that a mean price cannot be computed due to the absence of either a bid or an asked price, then the bid price plus 1% or the asked price less 1%, as applicable, is used.

     There is no assurance that the valuation at which the Company's investments are carried could be realized upon sale.

B TRANSLATION OF SOUTH AFRICAN RAND INTO UNITED STATES DOLLARS

The Company's accounts are maintained in rand, the currency of the Republic of South Africa. United States dollar amounts are shown solely for the convenience of United States shareholders. The Company translates rand into U.S. dollars at the current rand exchange rate in computing its net asset values. At November 30, 1999, the rand exchange rate was approximately R6.16 to the dollar ($.16 to the rand).

     United States dollar equivalents have been determined at appropriate rates of exchange as follows:

(i)  Purchases,   sales,   receipts  and  expenditures  are  translated  at  the
approximate current rates of exchange in effect at the respective dates of such transactions.

(ii) Assets, including investment securities, at quoted market value (Note 1(A)), and liabilities at each reporting date are translated at the current exchange rate in effect at such date.

(iii) Ordinary shares outstanding and share premium (capital surplus) accounts are translated at historical rates, averaging $1.40 to the rand.

C EXCHANGE GAINS AND LOSSES

The Company has adopted the provisions of the American Institute of Certified Public Accountants Statement of Position 93-4, Foreign Currency Accounting and Financial Statement Presentation for Investment Companies ("SOP") effective for the fiscal year beginning December 1, 1994. The adoption of the SOP results in the reclassification of net realized gain (loss) from foreign currency transactions, previously included as a component of net investment income, to net realized gain (loss) on foreign currency transactions and the inclusion of unrealized gain (loss) on the translation of currency into net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currency.

D SECURITY TRANSACTIONS AND INVESTMENT INCOME

During the year ended November 30, 1999, sales of securities amounted to R75,502,788 ($12,461,594) and purchases of securities amounted to R73,818,091 ($12,053,014). Security transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date (the date on which the securities would be sold ex-dividend). Interest income is recognized on the accrual basis.

E DISTRIBUTIONS TO SHAREHOLDERS

Dividends to shareholders are recorded on the ex-dividend date.

F USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the period. Actual results could differ from those estimates.

2 TAX STATUS OF THE COMPANY There is no South African tax payable on dividends received by the Company and it is exempt from tax on gains realized on the sale of securities, provided, as has been the Company's practice, that its purchases of securities are made for investment purposes. Effective June 1992, the Company is no longer subject to tax on interest income. Exemption has been granted to the Company from the payment of a Secondary Tax on Companies. The Company (a South African corporation) intends to conduct its business in a manner that will not subject it to United States income or capital gain taxes.

     The reporting for financial statement purposes of distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate reporting for U.S. federal income tax purposes. These differences primarily are caused by the separate line item reporting for financial statement purposes of foreign exchange gains or losses. See pages 14 and 15 for additional tax information for United States Shareholders.

3 CURRENCY EXCHANGE There are exchange control regulations restricting the transfer of funds from South Africa. In 1958 the South African Reserve Bank, in the exercise of its powers under such regulations, advised the Company that the exchange control authorities would permit the Company to transfer to the United States in dollars both the Company's capital and its gross income, whether received as dividends or as profits on the sale of investments, at the current official exchange rate prevailing from time to time. Future implementation of exchange control policies could be influenced by national monetary considerations that may prevail at any given time.

4 RETIREMENT PLAN Effective April 1, 1989, the Company established a defined contribution plan (the "Plan") to replace its previous pension plan. The Plan covers all full-time employees. The Company will contribute 15% of each covered employee's salary to the Plan. The Plan provides for immediate vesting by the employee without regard to length of service. During the year ended November 30, 1999, retirement plan expense aggregated R3,995 ($740), and in the year ended November 30, 1998, retirement plan expense aggregated R8,568 ($1,607). In addition, the Company purchased an annuity policy owned by the Company, for the benefit of the Chairman, at an annual cost of $25,000 per year. Effective May 1, 1999, the annual cost to the Company was increased to $28,125.

FINANCIAL HIGHLIGHTS

                                                                                             Year Ended November 30
-----------------------------------------------------------------------------------------------------------------------------------
                                                                              1999        1998        1997        1996        1995
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                South African Rand
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                                        R 108.18     R 99.38    R 161.77    R 127.19    R 181.42
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                         3.56        3.59        4.43        4.52        5.17
Net realized gain from investments                                            3.76        1.91          --        1.50        2.39
Net realized gain (loss) from foreign currency transactions                    .14         .19         .11        (.12)        .10
Net increase (decrease) in unrealized appreciation on investments            26.66        7.61      (61.40)      34.03      (54.67)
Net unrealized appreciation (depreciation) on translation
  of assets and liabilities in foreign currency                                .01        (.09)        .02         .62         .01
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                             34.13       13.21      (56.84)      40.55      (47.00)
Less dividends and distributions                                             (3.69)      (4.41)      (5.55)      (5.97)      (7.23)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                              R 138.62    R 108.18     R 99.38    R 161.77    R 127.19
===================================================================================================================================

                                                                                             United States Dollars
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                         $ 19.01     $ 20.45     $ 35.09     $ 34.66     $ 51.10
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                          .58         .66         .97        1.10        1.43
Net realized gain from investments                                             .62         .32          --         .39         .65
Net realized gain (loss) from foreign currency transactions                   (.95)       (.11)         --        (.71)       (.93)
Net increase (decrease) in unrealized appreciation on investments             3.84       (1.49)     (14.41)       1.05      (15.58)
Net unrealized appreciation (depreciation) on translation of
  assets and liabilities in foreign currency                                   .01        (.02)         --          --        (.01)
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                              4.10        (.64)     (13.44)       1.83      (14.44)
Less dividends and distributions                                              (.60)       (.80)      (1.20)      (1.40)      (2.00)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                               $ 22.51     $ 19.01     $ 20.45     $ 35.09     $ 34.66
===================================================================================================================================

Market value per share, end of year                                        $19.125     $19.125     $20.625     $37.625     $ 39.00

TOTAL INVESTMENT RETURN(1)
Based on market value per share                                               3.44%      (3.30%)    (42.86%)      (.28%)     (6.36%)

RATIOS TO AVERAGE NET ASSETS(1)
Expenses                                                                      1.13%       1.15%        .71%        .49%        .53%
Net investment income                                                         3.02%       3.34%       3.25%       2.72%       3.47%

SUPPLEMENTAL DATA
Net assets, end of year (000 omitted)                                     $216 051    $182 530    $196 301    $336 882    $332 691
Portfolio turnover rate                                                       6.66%       1.06%         --        1.79%       2.40%


Per share calculations are based on the 9,600,000 shares outstanding.

(1) Determined in dollar terms.

CERTAIN TAX INFORMATION FOR
UNITED STATES SHAREHOLDERS

From  December 1, 1963 through  November 30, 1987,  the Company was treated as a
"foreign investment company" for United States federal income tax purposes pursuant to Section 1246 of the Internal Revenue Code (the "Code"). Under
Section 1246 of the Code, a United States shareholder who has held his shares of the Company for more than one year is subject to tax at ordinary income tax rates on his profit (if any) on a sale of his shares to the extent of his "ratable share" of the Company's earnings and profits accumulated between December 1, 1963 and November 30, 1987. If such shareholder's profit on the sale of his shares exceeds such ratable share and he held his shares for more than one year, then, subject to the discussion below regarding the United States federal income tax rules applicable to taxable years of the Company beginning after November 30, 1987, he is subject to tax at long term capital gain rates on the excess.

     The Company's per share earnings and profits accumulated (undistributed) in each of the fiscal years from 1964 through 1987 is given below in United States currency. All the per share amounts give effect to the two-for-one stock splits that became effective on May 10, 1966, May 10, 1973 and May 9, 1975. All the per share amounts reflect distributions through November 30, 1998.

Year ended November 30                            Per year              Per day
--------------------------------------------------------------------------------
1964                                              $  .042               $.00012
--------------------------------------------------------------------------------
1965                                                 .067                .00019
--------------------------------------------------------------------------------
1966                                                 .105                .00029
--------------------------------------------------------------------------------
1967                                                 .277                .00076
--------------------------------------------------------------------------------
1968                                                 .241                .00066
--------------------------------------------------------------------------------
1969                                                 .461                .00126
--------------------------------------------------------------------------------
1970                                                 .218                .00060
--------------------------------------------------------------------------------
1971                                                 .203                .00056
--------------------------------------------------------------------------------
1972                                                 .445                .00122
--------------------------------------------------------------------------------
1973                                                 .497                .00136
--------------------------------------------------------------------------------
1974                                                1.151                .00316
--------------------------------------------------------------------------------
1975                                                 .851                .00233
--------------------------------------------------------------------------------
1976                                                 .370                .00101
--------------------------------------------------------------------------------
1977                                                 .083                .00023
--------------------------------------------------------------------------------
1978                                                 .357                .00098
--------------------------------------------------------------------------------
1979                                                 .219                .00060
--------------------------------------------------------------------------------
1980                                                1.962                .00538
--------------------------------------------------------------------------------
1981                                                 .954                .00261
--------------------------------------------------------------------------------
1982                                                 .452                .00124
--------------------------------------------------------------------------------
1983                                                  -0-                   -0-
--------------------------------------------------------------------------------
1984                                                  -0-                   -0-
--------------------------------------------------------------------------------
1985                                                (.151)              (.00041)
--------------------------------------------------------------------------------
1986                                                  -0-                   -0-
--------------------------------------------------------------------------------
1987                                                  -0-                   -0-
--------------------------------------------------------------------------------

     Under rules enacted by the Tax Reform Act of 1986, the Company became a "passive foreign investment company" (a "PFIC") on December 1, 1987. The manner in which these rules apply depends on whether a United States shareholder elects either to treat the PFIC as a qualified electing fund ("QEF") with respect to his interest therein, or for taxable years of such United States shareholder beginning after December 31, 1997, to "mark-to-market" his PFIC shares as of the close of each taxable year.

     In general, if a United States shareholder of the Company does not make either such election, any gain realized on the direct or indirect disposition of Company stock by the United States shareholder will be treated as ordinary income. In addition, such non-electing United States shareholder will be subject to an "interest charge" on part of his tax liability with respect to such gain, as well as with respect to certain "excess distributions" made by the Company. Under proposed regulations, a "disposition" would include a U.S. taxpayer becoming a nonresident alien.

     If the United States shareholder elects to treat the Company as a QEF with respect to his interest therein for the first year he holds his shares during which the Company is a PFIC (or who later makes the QEF election and also elects to treat his interest generally as if it were sold on the first day of the first taxable year of the Company for which the QEF election is effective), the rules described in the preceding paragraph generally will not apply. Instead, the electing United States shareholder would include annually in his gross income his pro rata share of the Company's ordinary earnings and net capital gain (his "QEF" inclusion) regardless of whether such income or gain was actually distributed. A United States shareholder who made the QEF election for the first year he held his shares during which the Company was a PFIC (or who later made the election and also elected to treat his interest generally as if it were sold on the first day of the first taxable year of the Company for which the QEF election is effective) would recognize capital gain on any profit from the actual sale of his shares if those shares were held as capital assets, except to the extent of the shareholder's ratable share of the earnings and profits of the Company accumulated between December 1, 1963 and November 30, 1987, as described above.

     Alternatively, if the United States shareholder makes the mark-to-market election with respect to regularly-traded PFIC stock for taxable years beginning on or after January 1, 1998, such electing United States shareholder would be required annually to report any unrealized gain with respect to such shareholder's stock as an item of ordinary income, and any unrealized loss would be permitted as an ordinary loss, but only to the extent of previous inclusions of ordinary income. Any gain subsequently realized by the electing United States shareholder on a sale or other disposition of the PFIC stock also would be treated as ordinary income, but such United States shareholder would not be subject to an interest charge on his resulting tax liability. Special rules would apply to a United States shareholder that held his PFIC stock prior to the first taxable year for which the mark-to-market election was effective.

     A United States shareholder with a valid QEF election in effect would not be taxed on any distributions paid by the Company to the extent of any QEF inclusions, but any distributions out of earnings and profits in excess thereof would be treated as taxable dividends. Such shareholder would increase the tax basis in his Company stock by the amount of any QEF inclusions and reduce such tax basis by any distributions to him that are not taxable as described in the preceding sentence. Special rules apply to United States shareholders who make the QEF election and wish to defer the payment of tax on their annual QEF inclusions.

     Each shareholder who desires QEF treatment must individually elect such treatment. The QEF election must be made for the taxable year of the shareholder in which the taxable year of the PFIC ends. A QEF election is effective for the shareholder's taxable year for which it is made and all subsequent taxable years of the shareholder and may not be revoked without the consent of the Internal Revenue Service. A shareholder of the Company who first held his shares in the Company after November 30, 1998 and who files his tax return on the basis of a calendar year may make a QEF election on his 1999 tax return. A shareholder of the Company who first held his shares in the Company on or before November 30, 1998 may also make the QEF election on his 1999 tax return, but should consult his tax advisor concerning the tax consequences and special rules that apply where a QEF election could have been made with respect to such shares for an earlier taxable year. A shareholder of the Company who has already made a valid QEF election with respect to his shares in the Company need not make another such election with respect to those shares.

     The QEF election must be made by the due date, with extensions, of the federal income tax return for the taxable year for which the election is to apply. Under Treasury regulations, the QEF election is made on Internal Revenue Service Form 8621, which must be completed and attached to a timely filed income tax return in which the shareholder reports his QEF inclusion for the year to which the election applies. In order to allow United States shareholders to make the QEF elections and to continue to comply with the applicable reporting requirements, the Company annually will provide a "PFIC Annual Information Statement" containing certain information required by Treasury regulations (the annual information statement). A completed copy of the Form 8621 also must be filed with the Internal Revenue Service Center, P.O. Box 21086, Philadelphia, Pennsylvania 19114 at the time the election statement is filed with the return.

     In early 2000 the Company will send to United States shareholders the PFIC annual information statement for the 1999 fiscal year. Such annual information statement may be used for purposes of completing Internal Revenue Service Form 8621. A shareholder who either is subject to a prior QEF election or is making such QEF election for the first time must attach a completed Form 8621 to his income tax return each year. Other United States shareholders also must attach completed Forms 8621 to their tax returns each year, but shareholders not electing QEF treatment will not need to report QEF inclusions thereon. Copies of all Forms 8621 also must be sent to the Philadelphia Internal Revenue Service Center identified above by the due date, with extensions, of the returns to which the Forms 8621 are attached.

     Special rules apply to United States persons who hold interests in the Company through intermediate entities or persons and to United States shareholders who directly or indirectly pledge their shares, including those in a margin account.

     Ordinarily, the tax basis that is obtained by a transferee of property on the death of the owner of that property is adjusted to the property's fair market value on the date of death (or alternate valuation date). If a United States shareholder dies owning shares with respect to which he does not elect QEF treatment (or elects such treatment after the first year in which he owns shares in which the Company is a PFIC and does not elect to recognize gain as described above) the transferee of those shares will not be entitled to adjust the tax basis of such shares to the fair market value on the date of death (or alternate valuation date). In this case, in general, the transferee of such shares will take a basis in the shares equal to the shareholder's basis immediately before his death. If a United States shareholder dies owning shares in the Company for which a valid QEF election was in effect for all taxable years in such shareholder's holding period during which the Company was a PFIC (or the shareholder elected to treat the shares as if sold on the first day of the first taxable year of the Company for which the QEF election was effective), then the basis increase generally will be available unless the holding period for his shares began on or prior to November 30, 1987. In the latter case, in general, any otherwise applicable basis increase will be reduced to the extent of the shareholder's ratable share of the earnings and profits of the Company accumulated between December 1, 1963 and November 30, 1987.

     DUE TO THE COMPLEXITY OF THE APPLICABLE TAX RULES, UNITED STATES SHAREHOLDERS OF THE COMPANY ARE STRONGLY URGED TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE IMPACT OF THESE RULES ON THEIR INVESTMENT IN THE COMPANY AND ON THEIR INDIVIDUAL SITUATIONS.

DIVIDEND REINVESTMENT PLAN

     The Company's Board of Directors has authorized EquiServe-First Chicago Trust Division ("First Chicago") to offer a dividend reinvestment plan (the "Plan") to shareholders. Shareholders must elect to participate in the plan by signing an authorization. The authorization appoints First Chicago as agent to apply to the purchase of common shares of the Company in the open market (i) all cash dividends (after deduction of the applicable South African withholding tax and the service charge described below) which become payable to such participant on the Company's shares (including shares registered in his or her name and shares accumulated under the plan) and (ii) any voluntary cash payments ($50 minimum, $3,000 maximum per dividend period) received from such participant within 30 days prior to such dividend payment date.

     For the purpose of making purchases, First Chicago will commingle each participant's funds with those of all other participants in the Plan. The price per share of shares purchased for each participant's account shall be the average price (including brokerage commissions and any other costs of purchase) of all shares purchased in the open market with the funds available from that dividend and any voluntary cash payments being con-currently invested. Any stock dividends or split shares distributed on shares held in the Plan will be credited to the participant's account.

     A service charge of 5% of the combined amount of the dividend (less applicable South African withholding tax) and any voluntary payment being concurrently invested, up to a maximum charge of $2.50 per participant, will be deducted prior to purchase of shares. Shareholder sales of shares held by First Chicago in book-entry form in the Plan are subject to a fee of $10.00 plus applicable brokerage commissions deducted from the proceeds of the sale. Additional nominal fees are charged by First Chicago for specific shareholder requests such as requests for information regarding share cost basis detail in excess of two prior years and for replacement 1099 reports older than one year.

     Participation in the Plan may be terminated by a participant at any time by written instructions to First Chicago. Upon termination, participants will receive certificates for the full number of shares credited to their account, unless they request the sale of all or part of such shares.

     Dividends reinvested by a shareholder under the Plan will generally be treated for U.S. federal income tax purposes in the same manner as dividends paid to such shareholder in cash. See "Certain tax information for United States shareholders" for more information regarding tax consequences to U.S. investors of an investment in shares of the Company, including the effect of the Company's status as a "passive foreign investment company." The amount of the service charge is deductible for U.S. federal income tax purposes, subject to limitations. In addition, shareholders who are U.S. citizens or residents may use the amount of South African tax withheld either as a deduction from income or, subject to certain limitations, as a credit against their U.S. federal income taxes.

     An investor participating in the Plan may not hold his or her shares in a "street name" brokerage account.

     Additional information regarding the Plan may be obtained from First Chicago Dividend Reinvestment Plan, P.O. Box 2598, Jersey City, New Jersey 07303-2598. Information may also be obtained by calling First Chicago's Telephone Response Center at (201) 324-0498 between 8:30 a.m. and 7 p. m., Eastern time, Monday through Friday.